Prospectus supplement dated August 6, 2021
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
1.	On December 2, 2020, Waddell & Reed Financial, Inc. (WDR), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the "Transaction"). The Transaction closed on April 30, 2021.
•	Effective on or about July 1, 2021, the following affiliated sub-advisors are added to each Fund as follows:

FUND NAME	AFFILIATED SUB-ADVISOR
Delaware Ivy Small Cap Growth Fund - Class A	Macquarie Funds Management Hong Kong Limited Macquarie Investment Management Global Limited
PROS-0554
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